Umpqua Holdings Corporation 3rd Quarter 2020 Earnings Conference Call Presentation October 22nd, 2020

Forward-looking Statements This press release includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995, which management believes are a benefit to shareholders. These statements are necessarily subject to risk and uncertainty and actual results could differ materially due to various risk factors, including those set forth from time to time in our filings with the SEC. You should not place undue reliance on forward- looking statements and we undertake no obligation to update any such statements. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “target,” “projects,” “outlook,” “forecast,” “will,” “may,” “could,” “should,” “can” and similar references to future periods. In this press release we make forward-looking statements about the projected impact on our business operations of the COVID-19 global pandemic. Risks that could cause results to differ from forward-looking statements we make are set forth in our filings with the SEC and include, without limitation: current and future economic and market conditions, including the effects of declines in housing and commercial real estate prices, high unemployment rates, and any slowdown in economic growth particularly in the western United States; the effect of the COVID-19 pandemic, including on our credit quality, deferral programs, and business operations, as well as its impact on general economic and financial market conditions; economic forecast variables that are either materially worse or better than end of quarter projections and deterioration in the economy that exceeds current consensus estimates; our ability to effectively manage problem credits; our ability to successfully implement efficiency and operational excellence initiatives; our ability to successfully develop and market new products and technology; and changes in laws or regulations. We also caution that the amount and timing of any future common stock dividends or repurchases will depend on the earnings, cash requirements and financial condition of the Company, market conditions, capital requirements, applicable law and regulations (including federal securities laws and federal banking regulations), and other factors deemed relevant by the Company’s Board of Directors, and may be subject to regulatory approval or conditions.

Introducing Next Gen 2.0 Continuing to modernize the bank, advance technology initiatives, and improve operating leverage.

Next Gen 2.0 – Balanced Growth

Business Line Alignment To Unlock Future Growth:

- Targeting 8-12% growth (excluding PPP) in C&I and OOCRE balances by end of 2022

Small Business Banking	Business & Commercial Banking	Corporate Banking
Continue to serve via stores with assistance from digital tools such as mobile banking enhancements, Go To for businesses, and automating credit requests.	Personalization approach while leveraging technology with business online banking upgrades, scoring model enhancements, and product bundle enhancements	Added over 30 FTE in the past two years specific to supporting our growth in full middle market relationships that come with associated deposit and treasury management opportunities.

Fee Based Product Enhancements:

- Executing on a product roadmap to match much larger peers including adding integrated payments, implementing integrated receivables, and enhancing our merchant services offering with a strategic partnership.

Home Lending:

- Aligned production goals to drive a higher share of production (75%-80%) in our saleable, agency products.
- Added resources to sustain excellent service levels and meet volume demands.

4

Next Gen 2.0 – Technology Initiatives

Ways We Work

Agile – the agile method of development allows us a faster speed of delivery and ability to iterate on customer feedback quickly.

Open API ecosystem – enables us to partner, seek new revenue opportunities, and allows us to develop personalized experiences for our customers.

Strategic Partnerships – our relationships with *Microsoft*, *Docusign*, *nCino*, *Snowflake*, and *MineralTree* allow us to leverage technology expertise quickly and efficiently.

Key Initiatives

nCino - Implementing industry leading commercial loan origination and treasury management onboarding system in 2021

Cloud first strategy – our cloud first strategy enables us to reduce physical footprint and costs of traditional data centers and provides us the opportunity to be scalable at will.

Data & Analytics - Umpqua Smart Leads and Credit Insights uses transactional data, analytics, and custom algorithms to provide bankers with next best offer leads and assists in risk management activities.

Umpqua Go-To™ For Business – in order to serve our business relationships we are evolving Go-To™ so customers can be served by teams of bankers through this digital platform

UMPQUA BANK
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NextGen 2.0: Operational Efficiency Initiatives The following initiatives will be completed over a two-year period (2021-2022) and have full NIE realization by 2023. 1) Sale of Umpqua Investments 2) Store Consolidations • Sale to strategic partner with referral • 30-50 store reduction over two-year period partnership structure being finalized • 7 stores completed by YE 2020 • Target store count by beginning of 2023: 180 - 200 3) Facility Rationalization 4) Additional Back-Office Simplification • Utilize remote work adoption to reduce • $10-$15mm opportunity back office square footage • Includes automating manual processes, aligning • 50% reduction in back office sq. teams of like functions, and exiting small/niche footage (2023 target) business lines Operating Efficiency NIE Impact Ratio Impact 1) Sale of Umpqua Investments $12 - $14mm (2.0% – 3.0%) 2) Store Consolidations $12 - $20mm (1.1% - 1.9%) 3) Facilities Rationalizations $5 - $7mm (0.5% - 0.7%) 4) Additional Back-Office $10 - $15mm (0.9% - 1.4%) Simplification Totals $39mm - $56mm (4.5% - 7.0%) 6 Projected Realized Savings: 50% in 2021, 70% in 2022, 100% in 2023

Q3 Earnings Presentation

COVID-19 Response – Loan Deferrals

Summary of Current Deferrals (as of 10/15/2020):

	Current Round 1 Deferrals (%)	Current Round 2 Deferrals (%)	Current Total (%)	Current Round 1 Deferrals (Dollars and Counts)	Current Round 2 Deferrals (Dollars and Counts)	Current Total (Dollars and Counts)
Balances	1.1%	1.2%	2.3%	$247mm	$271mm	$518mm
Accounts	0.6%	1.1%	1.7%	999	1,861	2,860

Deferral Trends (as of 10/15/2020):



Balances
Accounts
Balances ($s in 000s)
$2,000,000
$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
# of Accounts
3/1/2020
4/1/2020
5/1/2020
6/1/2020
7/1/2020
8/1/2020
9/1/2020
10/1/2020

Category	Current Deferrals[1] ($'s in 000)	Q3 2020 Total Balances ($'s in 000's)	Current Deferrals (%)
Commercial Real Estate	$142,710	**$10,254,770**	**1.4%**
Non-owner CRE	$127,498	$3,533,776	3.6%
Owner occupied CRE	$11,989	$2,411,098	0.5%
Multifamily	$3,223	$3,389,034	0.1%
Construction and Development	$-	$757,462	N/A
Residential Development	$-	$163,400	N/A
Commercial	**$98,253**	**$6,637,661**	**1.5%**
Term	$30,878	$4,246,229	0.7%
Commercial LOCs	$1,636	$894,782	0.2%
Leases & equipment finance (e.g. FinPac)	$65,739	$1,496,650	4.4%
Residential	**$272,988**	**$5,882,886**	**4.6%**
Mortgage	$260,318	$4,710,189[2]	5.5%
Home equity loans and lines	$12,670	$1,172,697	1.1%
Consumer & other	**$3,611**	**$318,929**	**1.1%**

[1] As of 10/15/2020 [2] Includes RRE LHFS

UMPQUA BANK

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Portfolios of Interest – Potential COVID-19 Impacts

Hospitality

Hotels & Motels[1]:

- $520mm outstanding balance **(2.4% of portfolio)**
- Deferrals: $84mm (16%) currently on deferral
- Weighted Avg. LTV: 50%
- Avg. Loan Size: $2.3mm
- Geographic distribution: 34% California, 31% Oregon, 23% Washington, and 12% Other
- Portfolio consists of seasoned established operators and 90% of the portfolio are flagged hotel properties.

Air Transportation

Air Transportation and Related Companies Supporting Air Transportation[2]:

- $113mm outstanding balance **(0.5% of portfolio)**
- No current deferrals in this portfolio
- Avg. Loan Size: $3.5mm
- Portfolio consists of scheduled freight & passenger air transportation as well as companies directly supporting the air transportation sector (e.g. engine lessors and aircraft lessors)

Oil & Gas

Oil & Gas including support activities for Oil & Gas Industry[3]:

- $25k outstanding balance **(<0.001% of portfolio)**
- No current deferrals in this portfolio
- Average Loan Size: $5.0k
- Portfolio consists of small business loans to companies identified as support activities for oil and gas operations such as site development and surveying services.

(1) Includes NAICS code of 721110 (2) Includes NAICS codes of 481111, 481112, 481211 (3) Includes NAICS 211111,213112, 213111, 221210, 211112 (4) PPP loans are not included in % of portfolio calculations

9

Portfolios of Interest – Potential COVID-19 Impacts Restaurants Gaming Restaurants¹: Casinos, Casino Hotels, and Other Gambling • $129mm outstanding balance (0.6% Industries²: of portfolio) • $350mm outstanding balance • Deferrals: $1mm (1%) currently on (1.6% of portfolio) deferral • Deferrals: $49mm (14%) currently on • Avg. Loan Size: $260k deferral • 64% of portfolio is limited service • Avg. Loan Size: $4.8mm restaurants (e.g. fast food) and 26% • Geographic distribution: 38% California, is full-service restaurants. 23% Nevada, 19% Washington, 13% • Geographic distribution: 44% Oregon, and 7% Other California, 32% Oregon, 17% Washington, 5% Nevada, and 2% Other 10 (1) Restaurants segment includes NAICS codes of 722410, 722511, 722513, 722514, 722515 (2) Includes NAICS 721120, 713210, 713290 (3) PPP loans are not included in the % of portfolio calculations

Current Expected Credit Loss (“CECL”) Allowance For Credit Losses ($ in 000’s) Q3 2020 Net Reserve % of loans CECL Notes: Loan Segment 6/30/2020³ 9/30/2020³ and leases Charge-offs build outstanding • Used Moody’s August consensus economic forecast Commercial $60,363 $(1,021) $(2,302) $57,040 1.11% • Key Components of the Moody’s Lease & Equipment Finance $95,193 $(12,360) $26,687 $109,520 7.32% economic forecast include: • US Economy experiences a very CRE $173,737 $61 $(19,275) $154,523 1.51% strong recovery, sustained growth, then slow growth thereafter Residential/Home Equity $42,640 $288 $(6,161) $36,767 0.71% • Includes GDP growth of 6.6% from Consumer $11,340 $(447) $711 $11,604 3.64% Q2 – Q4 2020 • Unemployment rate of 10.7% in Total $383,273¹ $(13,481) $(338) $369,454² 1.65% Q3 2020 with a return to < 5% unemployment by 2024 % of loans and leases 1.69% 1.65% outstanding % of loans and leases 1.85% 1.81% outstanding – ex PPP loans ¹Total includes $26.4 mm for Reserve for Unfunded Commitments included in Other Liabilities on the balance sheet ²Total includes $24.3 mm for Reserve for Unfunded Commitments included in Other Liabilities on the balance sheet 11 ³Totals include an allowance on accrued interest and fees related to loans currently on deferral due to COVID-19

Q3 2020 Highlights (compared to Q2 2020) • Net interest income increased by $4.1 million on a quarter to quarter basis primarily driven by lower costs of interest-bearing deposits. • Provision for credit losses decreased by $87.4 million due to changes in loan portfolio mix and balances as well as the stabilization of credit quality metrics and economic forecasts used in credit models. • Net charge-offs decreased by five basis points to 0.24% of average loans and leases (annualized). • Non-interest income increased by $16.4 million, driven primarily by an increase in net mortgage banking revenue and the sale of three store locations completed during the quarter. • Non-interest expense increased by $8.3 million, primarily due to an increase in group insurance costs, lower deferred origination costs, higher mortgage commissions due to strong mortgage production, and higher other expenses, partially offset by lower FDIC assessment costs. • Non-performing assets to total assets increased two basis points to 0.27% from 0.25%. • Estimated total risk-based capital ratio of 14.9% and estimated Tier 1 common to risk weighted assets ratio of 11.6%. • Paid a quarterly cash dividend of $0.21 per common share on August 31, 2020 to shareholders of record as of August 20, 2020. 12

Selected Ratios For the quarter ended Performance Credit Quality Capital (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided at the end of this slide presentation. (2) Capital ratio estimated for current quarter, pending completion and filing of regulatory reports. 13

Summary Income Statement (in millions) For the quarter ended Q3 2020 Q2 2020 Q1 2020 Q4 2019 Q3 2019 Net interest income before provision $216.6 $212.5 $218.5 $226.8 $229.0 Provision for credit losses (0.3) 87.1 118.1 16.3 23.2 Net interest income after provision 216.9 125.4 100.4 210.6 205.7 Non-interest income 131.9 115.5 40.6 83.7 88.5 Non-interest expense 190.2 181.9 1,962.7 183.4 183.6 Income (loss) before provision for income taxes 158.6 59.0 (1,821.6) 110.9 110.7 Provision for income taxes 33.8 6.1 30.4 27.1 26.2 Net income (loss) 124.9 $52.9 $(1,851.9) $83.8 $84.5 Earnings (loss) per share, diluted $0.57 $0.24 $(8.41) $0.38 $0.38 14 Note: tables may not foot due to rounding.

Net Interest Income (in millions) Reported Net Interest Income (in millions) Base Net Interest Income $240 $240 $229.0 $230 $226.8 $230 $223.2 $218.5 $219.9 $220 $216.6 $220 $214.9 $212.5 $210 $210 $199.0 $200.0 $200 $200 $190 $190 $180 $180 $170 $170 $160 $160 $150 $150 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 15

Net Interest Margin Net Interest Margin 4.00% 3.63% 3.51% 3.41% 3.50% 3.54% 3.40% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 3.35% 3.09% 3.08% 3.03% 3.00% 3.00% Reported Net Interest Margin 3.63% 3.51% 3.41% 3.09% 3.08% 2.50% Accretion Related to 2.00% Acquired Loans (0.09)% (0.11%) (0.06%) (0.05%) (0.05%) PPP Accrued 1.50% Interest Dilution ---(0.11%) (0.14%) 1.00% Accretion Related to PPP Processing Fee ---0.10% 0.11% 0.50% Base Net Interest Margin 3.54% 3.40% 3.36% 3.03% 3.00% 0.00% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Reported Net Interest Margin Base Net Interest Margin NIM – MBS & CMO Premium Amortization & Recapture Details Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 MBS & CMO Premium in $ millions (Amortization)/Recapture ($6.6mm) ($6.0mm) ($2.0mm) ($9.0mm) ($7.4mm) Net NIM Impact in basis points (0.11)% (0.09)% (0.03)% (0.13%) (0.10%) Accretive/(Dilutive) 16 Note: tables may not foot due to rounding.

Non-Interest Income Other¹ Net Gain/(Loss) on Investment Securities Gain on loan sales BOLI income Residential mortgage banking revenue, net Brokerage revenue Service charges $155.0 $131.9 $135.0 $115.5 $14.4  $115.0 $3.7  $11.8  $88.5 $3.8  $95.0 $83.7 $16.6  $75.0 $16.7  $4.1  $90.4  $4.0  $83.9  (in millions) $55.0 $47.0  $34.1  $40.7 $35.0 $2.1  $15.6  $4.6  $2.1  $2.1  $4.0  $1.1  $15.0 $0.3  $1.8  $2.1  $17.5  $1.0 $16.7  $22.4 $1.1  $20.4 $2.1  $12.2  $(0.1) $0.7  $(0.5) $1.2  $1.0 ‐$5.0 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 ¹Other Income Detail: $(0.8) $1.8 $(4.6) $5.0 $9.5 $2.6 $6.6 $13.1 $11.1 $(14.3) $4.3 $2.3 $6.9 $8.6 $0.7 $3.3 $2.9 $2.7 (in millions) $3.3 $3.3 $0.7 $0.6 $0.7 $0.7 $0.3 Commercial Product Revenue (Merchant, Card, 17 Commercial Servicing Revenue Loan Related Fees Misc. Income Swap Derivative Gain/(Loss) Swaps, Syndication, International Banking) Note: tables may not foot due to rounding.

Mortgage Banking Closed mortgage volume (In millions) Gain on sale margin $2,500 5.50% $2,102 $2,168 5.13% $2,000 5.00% 4.75% $1,455 $1, 396 $1,401 4.50% $1,500 3.72% $1,826 $1,923 4.00% $1,000 $844 3.43% 3.34% $1,060 $1,148 3.50% $500 $611 3.00% $336 $252 $276 $246 $0 2.50% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Portfolio For Sale Residential mortgage banking revenue summary (in millions) Mortgage Banking Outlook: Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 • Mortgage volumes remain elevated due both to Origination and Sale $31.4 $35.4 $39.3 $86.8 $98.7 refinance demand and strong purchase activity. Servicing 11.4 9.0 8.9 8.5 8.8 • Purchase seasonality trends stronger into the fall Change in fair value of MSR asset: than prior years. Changes due to collection/realization of (6.8) (5.2) (5.3) (5.0) (4.9) • Margins still wider than historical norms, due to expected cash flows over time constrained industry capacity, and should narrow Changes due to valuation 11.0 (5.1) (25.4) (6.4) (12.2) over time. inputs or assumptions • Future volumes may damper due to agency Total $47.0 $34.1 $17.5 $83.9 $90.4 refinance fees and housing affordability. 18 Note: tables may not foot due to rounding.

Non-interest Expense Non-interest Expense and Efficiency Ratio Non-interest Expense Bridge (in millions) 756.3% (in millions) $1,962.7 $195.0 110.0% $190.2 $190.0 100.0% $183.6 $183.4 $185.0 $181.9 $177.7 90.0% $180.0 Goodwill Impairment ($1,785) 80.0% $175.0 70.0% $170.0 55.4% 60.0% $165.0 57.8% 59.0% $160.0 54.5% 50.0% $155.0 40.0% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Non-interest expense Efficiency ratio 19

Selected Balance Sheet (in millions) Q3 2020 Q2 2020 Q1 2020 Q4 2019 Q3 2019 Total assets $29,437.4 $29,645.2 $27,540.4 $28,846.8 $28,930.9 Interest bearing cash and temporary investments 1,849.1 1,853.5 1,251.3 980.2 757.8 Investment securities available for sale, fair value 2,898.7 2,865.7 2,890.5 2,814.7 2,842.1 Loans and leases, gross 22,426.5 22,671.5 21,251.5 21,195.7 21,520.8 Allowance for credit losses on loans and leases (345.0) (356.7) (291.4) (157.6) (156.3) Goodwill and other intangibles, net $17.3 18.6 19.8 1,806.0 1,807.4 Deposits 24,669.8 24,844.4 22,699.4 22,481.5 22,434.7 Securities sold under agreements to repurchase 388.0 398.4 346.2 311.3 296.7 Borrowings 996.5 1,096.6 1,196.6 906.6 1,106.7 Total shareholders' equity 2,610.2 2,538.3 2,507.6 4,313.9 4,289.5 Ratios: Loan to deposit ratio 90.9% 91.3% 93.6% 94.3% 95.9% Book value per common share $11.85 $11.53 $11.39 $19.59 $19.48 Tangible book value per common share¹ $11.77 $11.44 $11.30 $11.39 $11.27 Tangible common equity to tangible assets¹ 8.8% 8.5% 9.0% 9.3% 9.2% 20 (1) Non-GAAP financial measure. A reconciliation to the comparable GAAP measurement is provided in the appendix of this slide presentation.

Loan and Deposit Growth (in billions) Loans and Leases (Gross) As of Sept 30, 2020 $25.0 $22.4 $21.2 1% Non-owner occupied term CRE $20.4 $20.0 $19.0 Owner occupied term CRE 5% $15.3 $16.8 $17.4 16% Multifamily $15.0 18% Commercial construction 11% Residential development Commercial term $10.0 7% $7.7 $6.4 $6.5 $7.2 Commercial lines of credit & other 15% Leases & equipment finance $5.0 4% 19% Mortgage Home equity lines & loans $- 1% 3% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 Consumer & other 2020 (in billions) Total Deposits As of Sept 30, 2020 $30.0 $24.7 13% Demand, non-interest $25.0 $22.5 bearing $21.1 $19.9 8% Demand, interest bearing $20.0 $19.0 38% $16.9 $17.7 Money market $15.0 Savings $9.4 $9.2 $9.4 $9.1 29% $10.0 12% Time $5.0 $0.0 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Q3 21 2020

Loan and Lease Portfolio Repricing Schedule Loan and Lease Portfolio (1) Adjustable Rate Breakout – Q3 2020¹ 100% 11.9% 90% 31.9% 37.4% 36.2% 80% 42.5% 42.3% 41.5% 21.0% 70% 2.7% 60% 32.6% 50% 26.5% 26.5% Libor 6 Month Libor 12 Month 3 Year 5 Year Other 28.8% 29.1% 29.6% 40% 30% Floating Rate Breakout – Q3 2020¹ 20% 0.6% 36.1% 37.3% 28.7% 28.6% 28.8% 10% 29.0% 0% Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Fixed Rate Floating Rate (monthly repricing) Adjustable (> 1 month repricing) 70.5% Loans At Floor: $4.8B (22% of portfolio) in Adjustable and Floating Rate loans were at their respective floor as of Sept. 30, 2020, which is in Prime Libor 1 Month Other addition to the $8.6B (37%) of fixed rate loans.  (1) Includes loans available for sale. 22  Note: totals may not foot due to rounding.

Loan and Lease Portfolio Characteristics

Mortgage

- Represents 18% of overall portfolio
- Total delinquencies of 0.83%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $466,000
- Average FICO of 757 and LTV of 65%

Non-owner Occupied CRE

- Represents 16% of overall portfolio
- Total delinquencies of 0.60%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $1.6 million
- Average LTV of 52% and DSC of 1.9

Commercial & Industrial

- Represents 23% of overall portfolio
- Total delinquencies of 0.33%
- Annualized net charge-off rate of 0.36%
- Average loan size of $275,000

Geographic Diversification



Other 12%
Portland / Vancouver 13%
Southern CA 18%
Northern CA 12%
Bay Area 11%
Puget Sound 15%
OR, Other 13%
WA, Other 6%

Owner Occupied CRE

- Represents 11% of overall portfolio
- Total delinquencies of 0.34%
- De minimis < 0.01% annualized net charge-off rate
- Average loan size of $890,000
- Average LTV of 55%

Multifamily

- Represents 15% of overall portfolio
- Total delinquencies of 0.06%
- Annualized net charge-off rate of 0.00%
- Average loan size of $1.8 million
- Average LTV of 53% and DSC of 1.6

Lease & Equipment Finance (FinPac)

- Represents 7% of overall portfolio
- Total delinquencies of 3.65%
- Annualized net charge-off rate of 3.28%
- ~10% average yield
- Average loan size of $37,000

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Note: Balances and delinquencies as of Sept 30, 2020. Annualized net charge-off rate for Q3 2020. LTV, FICO and Debt Service Coverage (DSC) are based on weighted average for portfolio. LTV for the Mortgage portfolio represents average LTV based on most recent appraisal against updated loan balance. Totals may not foot due to rounding.

Credit Quality



Provision Expense1 & Non-Performing Assets To Total Assets
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
-$20.0
Provision Expense ($ in millions)
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
Non performing assets to total assets
0.25%
0.23%
0.32%
0.25%
0.27%
$23.2
$16.3
$118.1
$87.1
$(0.3)
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Provision expense
Non Performing Assets To Total Assets



Classified Assets
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Classified Loans / Total Loans
15.00%
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
Classified Assets / RBC
0.77%
0.83%
0.75%
0.68%
0.88%
8.30%
8.60%
7.60%
7.00%
8.70%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Classified Loans to Total Loans
Classified Assets to Risk-Based Capital



Allowance for Credit Losses
$440.0
$400.0
$360.0
$320.0
$280.0
$240.0
$200.0
$160.0
$120.0
$80.0
$40.0
$-
ACL ($ in millions)
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
Allowance / Total Loans and Leases
0.75%
0.77%
1.47%
1.69%
1.65%
$161.4
$162.7
$312.3
$383.1
$369.4
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Allowance for credit losses
Allowance for credit losses to total loans and leases



Net Charge-offs to Average Loans and Leases (annualized)
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.07%
2.72%
3.33%
3.05%
3.28%
0.34%
0.28%
0.41%
0.29%
0.24%
0.14%
0.10%
0.20%
0.09%
0.02%
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Umpqua Bank (ex FinPac)
FinPac
Umpqua Holdings Consolidated

24

1.Current period provision expense includes reserve for unfunded commitments (RUC) and prior period provision expenses have been restated to include reserve as well.

Capital Management • All regulatory capital ratios¹ remained in excess of well-capitalized and internal policy limits • Focused on prudently managing capital • Excess capital at the bank level is approximately $423mm. Holding company ratios are shown below. • Paid a quarterly cash dividend of $0.21 per common share on August 31, 2020 to shareholders of record as of August 20, 2020. 16.0% 14.9% 14.0% 2.9% 11.6% 11.6% 12.0% 1.5% 2.6% 2.6% 10.0% 8.8% 8.6% 10.5% 0.5% 2.0% 8.0% 2.8% 2.1% 8.5% 7.0% 6.0% 1.5% 6.0% 4.0% 5.0% 2.0% 0.0% Tangible Common Tier 1 Leverage Tier 1 Common Risk Based Tier 1 Risk Based Total Risk Based Equity/Tangible Assets Capital Threshold³ In-House Policy Floor "Excess" Capital⁴ 1. Regulatory capital ratios are estimates pending completion and filing of the Company’s regulatory reports. 2. Greater of Regulatory Well Capitalized Threshold or Capital Adequacy Threshold + Capital Conservation Buffer (2.5%) 25 3.“Excess” Capital defined as capital above thresholds defined above internal policy limits

Appendix – Non GAAP Reconciliation

Non-GAAP Reconciliation – Tangible Book Value (In thousands, except per share data) Sep 30, 2020 June 30, 2020 Mar 31, 2020 Dec 31, 2019 Sep 30, 2019 Total shareholders' equity $2,610,244 $2,538,339 $2,507,611 $4,313,915 $4,289,516 Subtract: Goodwill 2,715 2,715 2,715 1,787,651 1,787,651 Other intangible assets, net 14,606 15,853 17,099 18,346 19,750 Tangible equity - common $2,592,923 $2,519,771 $2,487,797 $2,507,918 $ 2,482,115 Total assets $29,437,441 $29,645,248 $27,540,382 $28,846,809 $28,930,855 Subtract: Goodwill 2,715 2,715 2,715 1,787,651 1,787,651 Other intangible assets, net 14,606 15,853 17,099 18,346 19,750 Tangible assets $29,420,120 $29,626,680 $27,520,568 $27,040,812 $27,123,454 Common shares outstanding at period end 220,222 220,219 220,175 220,229 220,212 Total shareholders' equity to total assets ratio 8.87% 8.56% 9.11% 14.95% 14.83% Tangible common equity ratio 8.81% 8.51% 9.04% 9.27% 9.15% Book value per common share $11.85 $11.53 $11.39 $19.59 $19.48 Tangible book value per common share $11.77 $11.44 $11.30 $11.39 $11.27 27

2020 Community Response & Support

COVID 19

- Active participant in the Paycheck Protection Program (PPP). Complete PPP details follow on slide #5 which show over **16,900** loans produced for **$2.0B.**
- Transitioned store operations which has allowed over **94%** of stores on any given day to remain open throughout the crisis.
- Working closely with customers who require payment deferrals. Deferral program details follow on slide #9.
- Umpqua provided $2 million in support through donations to nonprofits focused on alleviating the financial hardships of families and small businesses impacted by the pandemic.

Social Justice

As part of our community support, Umpqua prioritized strategic investments and resource allocation to support minority-owned businesses, which are most vulnerable during the pandemic. This includes:

- $750,000 (Community Development and EQ2) Investments to Portland CDFIs (MESO, Point West CU, Business Impact NW) supporting women and minority owned businesses
- Umpqua bankers providing expertise through virtual volunteering program; Small Business Banker's hours to MESO and Business Impact NW clients
- Providing free space at local stores (Clackamas, Rockwood) for MESO and Hispanic Chamber to support their small business clients.

Wildfires

Due to the recent wildfires impacting the west coast, we've committed $750,000 in relief across our footprint, including:

- $100,000 in grants for response and recovery
- $350,000 in EQ2 to support impacted small businesses in Oregon and $300,000 in EQ2 to support small businesses in CA/WA
- Activated our 3:1 match program and increased the eligible associate match from $1,000 to $3,000 per associate.
- Virtual Volunteerism: Umpqua associates are active in every community impacted by the wildfires volunteering safely where they can by organizing supply drives, sharing critical information, and donating money, time, talent, space, and resources.

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Thank You